MASSMUTUAL SELECT FUNDS

Supplement dated August 30, 2010 to the

Prospectus dated April 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective August 30, 2010, Frontier Capital Management Company, LLC (“Frontier”) was added as a Co-Subadviser to the Mid Cap Growth Equity II Fund.

Effective August 30, 2010, the following information replaces the information found under Principal Investment Strategies on pages 82-83 for the Mid Cap Growth Equity II Fund:

The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Frontier Capital Management Company, LLC (“Frontier”), believe offers the potential for long-term growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadvisers expect to grow at a faster rate than the average company. The subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index (as of January 31, 2010, between $256.78 million and $17.48 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging or investment purposes as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash. The Fund may lend portfolio securities to broker-dealers.

In selecting securities for the Fund, T. Rowe Price generally uses a “growth” approach, seeking to identify companies that it believes have proven products or services, a record of above-average earnings growth, demonstrated potential to sustain earnings growth, stock prices that appear to undervalue their growth prospects, or a connection to industries experiencing increasing demand. T. Rowe Price has the discretion to purchase some securities for the Fund that do not meet those investment criteria when it perceives an unusual opportunity for gain.

In selecting securities for the Fund, Frontier employs a Growth-at-a-Reasonable-Price approach to identify the best risk/reward investment ideas in the U.S. equity mid-capitalization universe. Frontier believes that there are three key drivers of long-term, consistent performance. Frontier looks for companies that have: i) sound business models with strong management teams and secular growth prospects; ii) unrecognized earnings power; and iii) attractive valuations.

Each subadviser may sell securities for the Fund for a variety of reasons, such as, for example, to seek to secure gains, limit losses, or redeploy assets into more promising opportunities.

Although each subadviser may consider the factors described above in purchasing or selling investments, each may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Effective August 30, 2010, the following information supplements the information found under Subadviser and Portfolio Managers on page 85 for the Mid Cap Growth Equity II Fund:

Subadviser: Frontier Capital Management Company, LLC

Portfolio Managers:

Stephen M. Knightly, CFA is the President and Mid Cap Growth Portfolio Manager at Frontier. He has managed the Fund since August 2010.

Christopher J. Scarpa is a Vice President and Mid Cap Growth Assistant Portfolio Manager at Frontier. He has managed the Fund since August 2010.

The information for Mark G. Seferovich and Kenneth G. McQuade relating to the Small Cap Growth Equity Fund found on page 89 under the heading Portfolio Managers in the section titled Management is hereby deleted.

Effective August 30, 2010, the following information supplements the information under the heading Subadvisers and Portfolio Managers beginning on page 180 in the section titled Management of the Funds:

Frontier Capital Management Company, LLC (“Frontier”), located at 99 Summer Street, Boston, Massachusetts 02110, manages a portion of the portfolio of the Mid Cap Growth Equity II Fund. Frontier was founded in 1980 and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of June 30, 2010, Frontier had approximately $7.1 billion in assets under management.

Frontier was added as a Co-Subadviser of the Mid Cap Growth Equity II Fund on August 30, 2010.

Stephen M. Knightly, CFA

is the lead portfolio manager of a portion of the Mid Cap Growth Equity II Fund. Mr. Knightly joined Frontier in 1992. He has been the lead portfolio manager for Frontier’s mid-cap growth portfolios since 2005. He has been the President of Frontier since 2010.

Christopher J. Scarpa

is portfolio manager of a portion of the Mid Cap Growth Equity II Fund. Mr. Scarpa joined Frontier in 2001 as an equity research analyst. In 2005, he became co-team leader of Frontier’s research strategies and assumed assistant portfolio management responsibilities for Frontier’s mid-cap growth portfolios in 2010.

The information for Mark G. Seferovich and Kenneth G. McQuade found on page 192 relating to the Small Cap Growth Equity Fund under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-10-05

MASSMUTUAL SELECT FUNDS

MassMutual Select Mid Cap Growth Equity II Fund

Supplement dated August 30, 2010 to the

Summary Prospectus dated April 1, 2010

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

Effective August 30, 2010, Frontier Capital Management Company, LLC (“Frontier”) was added as a Co-Subadviser to the Mid Cap Growth Equity II Fund.

Effective August 30, 2010, the following information replaces the information found under Principal Investment Strategies:

The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Frontier Capital Management Company, LLC (“Frontier”), believe offers the potential for long-term growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadvisers expect to grow at a faster rate than the average company. The subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index (as of January 31, 2010, between $256.78 million and $17.48 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging or investment purposes as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash. The Fund may lend portfolio securities to broker-dealers.

In selecting securities for the Fund, T. Rowe Price generally uses a “growth” approach, seeking to identify companies that it believes have proven products or services, a record of above-average earnings growth, demonstrated potential to sustain earnings growth, stock prices that appear to undervalue their growth prospects, or a connection to industries experiencing increasing demand. T. Rowe Price has the discretion to purchase some securities for the Fund that do not meet those investment criteria when it perceives an unusual opportunity for gain.

In selecting securities for the Fund, Frontier employs a Growth-at-a-Reasonable-Price approach to identify the best risk/reward investment ideas in the U.S. equity mid-capitalization universe. Frontier believes that there are three key drivers of long-term, consistent performance. Frontier looks for companies that have: i) sound business models with strong management teams and secular growth prospects; ii) unrecognized earnings power; and iii) attractive valuations.

Each subadviser may sell securities for the Fund for a variety of reasons, such as, for example, to seek to secure gains, limit losses, or redeploy assets into more promising opportunities.

Although each subadviser may consider the factors described above in purchasing or selling investments, each may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Effective August 30, 2010, the following information supplements the information found under Subadviser and Portfolio Managers:

Subadviser: Frontier Capital Management Company, LLC

Portfolio Managers:

Stephen M. Knightly, CFA is the President and Mid Cap Growth Portfolio Manager at Frontier. He has managed the Fund since August 2010.

Christopher J. Scarpa is a Vice President and Mid Cap Growth Assistant Portfolio Manager at Frontier. He has managed the Fund since August 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

10-01

MASSMUTUAL SELECT FUNDS

Supplement dated August 30, 2010 to the

Statement of Additional Information dated April 1, 2010

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any existing supplements. It should be retained and read in conjunction with the SAI and any existing supplements.

Effective August 30, 2010, Frontier Capital Management Company, LLC (“Frontier”) was added as a Co-Subadviser to the Mid Cap Growth Equity II Fund.

The following information replaces similar information for the Mid Cap Growth Equity II Fund found on page B-4 in the section titled General Information:

The subadvisers for the Mid Cap Growth Equity II Fund are T. Rowe Price and Frontier Capital Management Company, LLC (“Frontier”), located at 99 Summer Street, Boston, Massachusetts 02110.

The following information replaces similar information found on page B-48 in the section titled Management of the Trust:

The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MassMutual and AllianceBernstein, Barrow Hanley, BlackRock, Brandywine Global, Davis, DMC, Eagle, EARNEST Partners, Federated Clover, Frontier, Harris, J.P. Morgan, Loomis Sayles, MFS, NFJ, NTI, PIMCO, Pyramis, Rainier, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations and other principal business affiliations during the past five years.

The following information replaces similar information found on page B-100 in the section titled Codes of Ethics:

The Trust, MassMutual, the Distributor, AllianceBernstein, Barrow Hanley, BlackRock, Brandywine Global, Davis, DMC, Eagle, EARNEST Partners, Federated Clover, Frontier, Harris, J.P. Morgan, Loomis Sayles, MFS, NFJ, NTI, PIMCO, Pyramis, Rainier, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Turner, Victory Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

The following information supplements the information found beginning on page B-123 in the section titled Appendix B—Proxy Voting Policies:

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING STATEMENT AND GUIDELINES

Introduction

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with a third party vendor (the “ proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has contracted with another vendor to act as agent (the “proxy agent”) for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these Policies and Procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve the vendor’s proxy voting policies as well as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients. Any changes to the vendor’s voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On at least a quarterly basis, the agent for the proxy voting process will provide Frontier with a list of Frontier clients for which the agent is voting. This is designed to ensure that the agent is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and the agent’s records.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of Glass Lewis; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight

Proxy Vendor

On a periodic basis, Frontier will verify with the proxy vendor that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.

Proxy Agent

On a periodic basis, Frontier will verify with the proxy agent that it has voted proxies for accounts for which Frontier delegated voting to the proxy agent.

Custodian

On a periodic basis, Frontier will confirm that client custodians are alerting the proxy agent when accounts are set up at the custodian for the proxy agent to begin voting Frontier’s clients’ securities and that they are forwarding all proxy materials pertaining to the client’s portfolios to the proxy agent for execution.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies

Frontier’s CCO, who is also the General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

1.	The name of the issuer of the portfolio security

2.	The ticker symbol of the security

3.	The CUSIP of the portfolio security

4.	The shareholder meeting date

5.	A description of the matter voted on

6.	Whether the matter was proposed by the issuer or by a security holder

7.	Whether the account voted on the matter

8.	How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.	Whether the vote that was cast was for or against management’s recommendation.

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

1.	Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

2.	Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement.

3.	Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast.

4.	A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.	A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

September 2008

The following information supplements the information found beginning on page B-268 in the section titled Appendix C—Additional Portfolio Manager Information:

Frontier Capital Management Company, LLC

The portfolio managers of the Mid Cap Growth Equity II Fund are Stephen M. Knightly and Christopher J. Scarpa.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen M. Knightly, CFA
Registered investment companies**	2	$899,957,175	1	$765,869,912
Other pooled investment vehicles	1	$64,117,019	0	$0
Other accounts	37	$1,135,307,864	1	$54,818,114

Christopher J. Scarpa
Registered investment companies**	2	$899,957,175	1	$765,869,912
Other pooled investment vehicles	1	$64,117,019	0	$0
Other accounts	37	$1,135,307,864	1	$54,818,114

*	The information provided is as of June 30, 2010.
**	Does not include the Mid Cap Growth Equity II Fund.

Ownership of Securities:

As of June 30, 2010, the portfolio managers did not own any shares of the Mid Cap Growth Equity II Fund.

Conflicts of Interest:

In connection with its management of client accounts, Frontier may be subject to the appearance of actual or potential conflicts of interest. For example, an advisory fee based on the performance of an account may create the appearance of a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets because Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains. In order to address this potential conflict, Frontier has in place trade allocation procedures that are reasonably designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.

In addition, Frontier has written policies and procedures in place that are reasonably designed to help mitigate the appearance of other potential conflicts of interest, including the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts.

Compensation:

Frontier’s portfolio manager compensation program consists of a fixed base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are equity owners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and tied directly to the firm’s profitability, which includes management fee revenues generated from client accounts, including the Fund. Compensation is not directly based on performance of the Fund or the amount of assets held in the Fund’s portfolio.

The information for Mark G. Seferovich and Kenneth G. McQuade relating to the Small Cap Growth Equity Fund found on page B-331 in the section titled Appendix C—Additional Portfolio Manager Information is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3001M-10-03